PLAN OF SHARE EXCHANGE AND REORGANIZATION

THIS PLAN OF SHARE EXCHANGE AND REORGANIZATION (the “Plan”) is entered into effective as of June 15, 2006 by and among Terra Media, Ltd. a Delaware corporation (the “Company”), Ding Dong School, Ltd. a New Jersey corporation (“Ding Dong”), and the stockholders of Ding Dong (the “Exchanging Stockholders”) listed on Exhibit A attached hereto.

R E C I T A L S

A.

The Company has authorized capital stock consisting of 20,000,000 shares of common stock (“Common Stock”), $0.001 par value, of which no shares are issued and outstanding.

B.

Ding Dong has authorized capital stock consisting of 20,000,000 shares of common stock, $0.001 par value, of which 11,154,500 shares (the “Ding Dong Common Shares”) are issued and outstanding and held by certain Exchanging Stockholders, and 5,000,000 shares of undesignated preferred stock, $0.001 par value, of which none are issued and outstanding.  Ding Dong Common Shares and Ding Dong Preferred Shares are collectively referred to as Ding Dong Shares.

C.

The Exchanging Stockholders wish to exchange all of his/her Ding Dong Shares on the Closing Date (as defined below), for the shares of the Company’s Common Stock (the “Company Shares”), subject to and upon the terms hereinafter set forth.

PLAN

It is agreed as follows:

1.

Securities Exchange and Reorganization

1.1

Plan to Exchange Securities.  Subject to the terms and upon the conditions set forth herein, each Exchanging Stockholder agrees to exchange his/her shares, at the Closing, for pro rata shares of the Company Shares, as determined according to Section 1.1(a) below.

(a)

Determination of Pro Rata Share of Company Shares.  Each Exchanging Stockholder is entitled to receive one Company Share(s) for each Ding Dong Share owned by the Exchanging Stockholder at the Closing.  The number of Company Shares that each Exchanging Stockholder is entitled to receive as determined hereunder is set forth opposite each Exchanging Stockholder’s name on Exhibit A.

1.2.

Instruments of Transfer.

(a)

Ding Dong Shares.  Each Exchanging Stockholder shall deliver to the Company original certificates evidencing Ding Dong Shares along with executed stock powers, in form and substance satisfactory to the Company, for purposes of assigning and transferring all of their right, title and interest in and to Ding Dong Shares.  From time to time after the Closing Date, and without further consideration, the Exchanging Stockholders will execute and deliver such other instruments of transfer and take such other actions as the Company may reasonably request in order to facilitate the transfer to the Company of the securities intended to be transferred hereunder.

(b)

The Company Shares.  The Company shall deliver to the Exchanging Stockholders on the Closing Date original certificates evidencing the Company Shares, in form and substance satisfactory to the Exchanging Stockholders, in order to effectively vest in the Exchanging Stockholders all right, title and interest in and to the Company Shares.  From time to time after the Closing Date, and without further consideration, the Company will execute and deliver such other instruments and take such other actions as the Exchanging Stockholders may reasonably request in order to facilitate the issuance to them of the Company Shares.

1.3

Closing.  The closing (“Closing”) of the exchange of Ding Dong Shares and the Company Shares shall take place at the Law Office of Roger L. Fidler, 225 Franklin Avenue, Midland Park, NJ 07432 concurrently with the execution of this Plan.  The date on which the Closing takes place is referred to herein as the “Closing Date.”  The Closing shall be effective as of the execution of this Plan.

1.4

Tax Free Reorganization.  The parties intend that the transaction under this Plan qualify as a tax-free reorganization under Section 368(a)(1)(G) of the Internal Revenue Code of 1986, as amended.

2.

Representations, Warranties and Covenants of the Exchanging Stockholders.  Each Exchanging Stockholder severally represents, warrants and covenants to and with the Company with respect to himself, as follows:

2.1.

Title to Shares.  Each Exchanging Stockholder is the sole record and beneficial owner of Ding Dong Shares held by such Exchanging Stockholder, free and clear of all liens, encumbrances, equities, assessments and claims, and that there are no warrants, options, subscriptions, calls, or other similar rights of any kind for the issuance or purchase of any of Ding Dong Shares or other securities of Ding Dong held by such Exchanging Stockholder.  Upon delivery of Ding Dong Shares by each Exchanging Stockholder and exchange of the Company Shares in full by the Company pursuant to this Plan, each Exchanging Stockholder will transfer to the Company valid legal title to Ding Dong Shares held by such Exchanging Stockholder, free and clear of all restrictions, liens, encumbrances, equities, assessments and claims (other than any restrictions, liens, encumbrances, equities, assessments or claims as may arise from or as a result of (i) restrictions under applicable Federal and state securities laws, and (ii) any act or omission of the Company).

2.2.

Authority Relative to this Plan.  Each Exchanging Stockholder has all requisite individual or corporate power and authority, as the case may be, to enter into and to carry out all of the terms of this Plan and all other documents executed and delivered in connection herewith (collectively, the “Documents”).  All individual or corporate action, as the case may be, on the part of each Exchanging Stockholder necessary for the authorization, execution, delivery and performance of the Documents by such Exchanging Stockholder has been taken and no further authorization on the part of such Exchanging Stockholder is required to consummate the transactions provided for in the Documents.  When executed and delivered by each Exchanging Stockholder, the Documents shall constitute the valid and legally binding obligation of such Exchanging Stockholder, enforceable in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency reorganization and moratorium laws and other laws affecting enforcement of creditor’s rights generally and by general principles of equity.

2.3.

Securities Matters.

(a)

Each Exchanging Stockholder understands that (i) the Company Shares have not been registered or qualified under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities or “blue sky” laws, on the ground that the sale provided for in this Plan and the issuance of the securities hereunder is exempt from registration and qualification under Sections 4(2) and 18 of the Securities Act, and (ii) the Company’s reliance on such exemptions is predicated on the each Exchanging Stockholder’s representations set forth herein.

(b)

Each Exchanging Stockholder acknowledges that an investment in the Company involves an extremely high degree of risk, lack of liquidity and substantial restrictions on transferability and that such Exchanging Stockholder may lose his, her or its entire investment in the Company Shares.

(c)

The Company has made available to each Exchanging Stockholder or the advisors of any such Exchanging Stockholder the opportunity to obtain information to evaluate the merits and risks of the investment in the Company Shares, and each Exchanging Stockholder has received all information requested from the Company.  Each Exchanging Stockholder has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Company Shares and the business, properties, plans, prospects, and financial condition of the Company and to obtain additional information as such Exchanging Stockholder has deemed appropriate for purposes of investing in the Company Shares pursuant to this Plan.

(d)

Each Exchanging Stockholder, personally or through advisors, has expertise in evaluating and investing in private placement transactions of securities of companies in a similar stage of development to the Company and has sufficient knowledge and experience in financial and business matters to assess the relative merits and risks of an investment in the Company.  In connection with the purchase of the Company Shares, each Exchanging Stockholder has relied solely upon independent investigations made by such Exchanging Stockholder and has consulted such Exchanging Stockholder’s own investment advisors, counsel and accountants.  Each Exchanging Stockholder has adequate means of providing for current needs and personal contingencies, has no need for liquidity, and can sustain a complete loss of the investment in the Company Shares.

(e)

The Company Shares which the Company is to issue hereunder will be acquired for each Exchanging Stockholder’s own account, for investment purposes, not as a nominee or agent, and not with a view to or for sale in connection with any distribution of the Company Shares in violation of applicable securities laws.

(f)

Each Exchanging Stockholder understands that no federal or state agency has passed upon the Company Shares or made any finding or determination as to the fairness of the investment in the Company Shares.

(g)

No Exchanging Stockholder has received any general solicitation or general advertising concerning the Company Shares, nor is any Exchanging Stockholder aware of any such solicitation or advertising.

(h)

Each Exchanging Stockholder understands that the Company Shares will be characterized as “restricted” securities under federal securities laws inasmuch as they are being acquired in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.  Each Exchanging Stockholder agrees that such Exchanging Stockholder will not sell all or any portion of the Company Shares except pursuant to registration under the Securities Act or pursuant to an available exemption from registration under the Securities Act.  Each Exchanging Stockholder understands and acknowledges that all certificates representing the Company Shares shall bear the following legend or a legend of similar import and that the Company shall refuse to transfer the Company Shares except in accordance with such restrictions:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER CERTAIN STATE SECURITIES LAWS.  NO SALE OR TRANSFER OF THESE SHARES MAY BE MADE IN THE ABSENCE OF (1) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (2) AN OPINION OF COUNSEL THAT REGISTRATION UNDER THE ACT OR UNDER APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED SALE OR TRANSFER.”

2.4.

Full Disclosure.  No representations or warranties made by any Exchanging Stockholder in this Plan, in any of the exhibits or schedules attached to this Plan, or in the schedules attached hereto, or in any other statements furnished or to be furnished by the such Exchanging Stockholder to the Company pursuant to this Plan contains any untrue statement of a material fact or omits to state a material fact necessary to make any statement contained herein or therein not misleading.  Copies of all documents heretofore or hereafter delivered or made available to the Company by any Exchanging Stockholder pursuant hereto were or will be complete and accurate records of such documents.

3.

Representations, Warranties and Covenants of Ding Dong and the Exchanging Stockholders.  Ding Dong and each Exchanging Stockholder jointly and severally represents, warrants and covenants to the Company as follows (exception to the following representations and warranties shall be set forth on Schedule 3.12, which is referred to as the “Disclosure Schedule”):

3.1.

Authority Relative to this Plan.  Ding Dong has all requisite corporate power and authority to enter into and to carry out all of the terms of this Plan and all other documents executed and delivered in connection herewith (collectively, the “Documents”).  All corporate action on the part of Ding Dong necessary for the authorization, execution, delivery and performance of the Documents by Ding Dong has been taken and no further authorization on the part of Ding Dong is required to consummate the transactions provided for in the Documents.  When executed and delivered by Ding Dong, the Documents shall constitute the valid and legally binding obligation of Ding Dong, enforceable in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency reorganization and moratorium laws and other laws affecting enforcement of creditor’s rights generally and by general principles of equity.

3.2.

Capitalization of Ding Dong.  The authorized capital stock of Ding Dong consists of 20,000,000 shares of common stock, $0.001 par value (the “Ding Dong Common Stock”), of which 11,154,500 shares are issued and outstanding, and 5,000,000 shares of undesignated preferred stock, $0.001 par value, of which none are issued and outstanding.  All issued and outstanding shares of Ding Dong Common Stock are duly authorized, validly issued, fully paid and nonassessable, and are held of record by the Exchanging Stockholders.  There are no outstanding options, warrants, rights, subscriptions, calls, contracts or other Plans to issue, purchase or acquire, or securities convertible into, shares of capital stock or other securities of any kind representing an ownership interest in Ding Dong other than those set forth on Schedule 3.2, and no Exchanging Stockholder is a party to any proxy, voting trust or other Plans with respect to the voting of Ding Dong Common Stock.

3.3.

Subsidiaries.  Ding Dong has no subsidiaries.  There are no stock or equity interests, direct or indirect, of Ding Dong in any other firm, corporation, association or business organization. Ding Dong is the sole record owner of all of the issued and outstanding capital stock, free and clear of all liens, encumbrances, equities, assessments and claims.  All of the issued and outstanding shares of capital stock are duly authorized, validly issued, fully paid and nonassessable.  There are no outstanding options, warrants, rights, subscriptions, calls, contracts or other plans to purchase or acquire, or securities convertible into, shares of capital stock or other securities of any kind representing an ownership interest in Ding Dong, and neither Ding Dong nor any Exchanging Stockholder is a party to any proxy, voting trust or other plans with respect to the voting of the capital stock.

3.4.

Organization and Standing.  Ding Dong is a corporation duly organized, validly existing and in good standing under the laws of its state or jurisdiction of incorporation and is duly qualified or registered to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it makes such qualification necessary and where the failure to be so qualified would have a material adverse effect on Ding Dong, taken as a whole.  Ding Dong has the full corporate power and authority to own or lease and operate its properties and to carry on its business as now being conducted.

3.5.

No Default or Legal Restrictions.  Ding Dong is not in violation of its articles of incorporation, bylaws or other governing documents.  Nor is Ding Dong in default under, or in breach of any term or provision of, any contract, plan, lease, license, commitment, mortgage, indenture, bond, note, instrument or other obligation where such default or breach would have a material adverse effect on Ding Dong and the Subsidiaries, taken as a whole.  The execution and delivery of this Plan by Ding Dong and the Exchanging do not and will not violate the articles of incorporation, bylaws or other governing documents of Ding Dong, and, except where any such conflict, breach, default or violation would not have a material adverse effect on Ding Dong, the execution and delivery of this Plan by Ding Dong and the Exchanging Stockholders do not and will not (a) conflict with or result in any breach of (or create in any party the right to accelerate, terminate, modify or cancel) any terms, conditions or provisions of, or constitute a default under, or require the consent of any party to, or result in the imposition of any lien or encumbrance upon any asset or property of Ding Dong pursuant to the terms and conditions of, any contract to which Ding Dong or any Exchanging Stockholder is now a party or by which any of them or any of their respective properties, assets or rights may be bound or affected, (b) violate any provision of any law, rule or regulation of any administrative agency or governmental body, or any order, writ, injunction or decree of any court, administrative agency, governmental body or arbitrator, or (c) require any filing with, or license, permit, consent or other governmental approval of, any federal, state or local governmental body or governmental agency (including, without limitation, the Securities and Exchange Commission, other than the filing of a From D and similar state securities laws filings.)

3.6.

Compliance with Law.  Ding Dong is not in violation of any federal, state, local or foreign law, ordinance, regulation, judgment, decree, injunction or order of any court or other governmental entity.

3.7.

Financial Statements.

(a)

Ding Dong’s Latest Financial Statement reflects statements of operations, shareholders’ equity and cash flows for the period from its inception through December 31, 2005.  Ding Dong’s Latest Financial Statements (i) is in accordance with the books and records of Ding Dong and has been prepared in conformity with generally accepted accounting principles (“GAAP”) consistently applied for all periods, and (ii) will fairly present the financial position of Ding Dong as of the respective dates thereof, and the results of operations, and changes in shareholders’ equity and changes in cash flow for the periods then ended, all in accordance with GAAP consistently applied for all periods.

(b)

Except as set forth on Ding Dong’s Financial Statements, Ding Dong has no debt, liability or obligations of any nature, whether accrued, absolute, contingent, or otherwise, whether due or to become due and whether or not the amount hereof is readily ascertainable, that will not be reflected as a liability in Ding Dong’s Latest Financial Statements or except for liabilities incurred by Ding Dong in the ordinary course of business, consistent with past practices which are not otherwise prohibited by, or in violation of, or which will not result in a breach of, the representations, warranties, and covenants of Ding Dong contained in this Plan.

There will be no material loss contingencies (as such term is used in Statement of Financial Accounting Standards No. 5 (“FAS No. 5”) issued by the Financial Accounting Standards Board (the “FASB”) which will not be adequately provided for in Ding Dong Financial Statements as required by FAS No. 5.

3.8.

Absence of Undisclosed Liabilities.  Ding Dong does not have any material liabilities, obligations or claims of any kind whatsoever which are required to be set forth in financial statements prepared in accordance with GAAP, whether secured or unsecured, accrued or unaccrued, fixed or contingent, matured or unmatured, direct or indirect, contingent or otherwise and whether due or to become due (referred to herein individually as a “Liability” and collectively as “Liabilities”), other than (a) Liabilities that are reserved for or disclosed in the Latest Reviewed Financial Statements, (b) Liabilities incurred by Ding Dong in the ordinary course of business after the date of the Latest Financial Statements (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement or violation of law), or (c) Liabilities for Contracts (other than any express executory obligations that might arise due to any default or other failure of performance by Ding Dong prior to the Closing Date).

3.9.

Absence of Material Adverse Changes.  Since the date of the Latest Reviewed Financial Statements, there has not been any (a) material adverse change in the business, operations, properties, condition (financial or otherwise) of Ding Dong (b) damage, destruction or loss, whether covered by insurance or not, materially and adversely affecting the business, properties or condition (financial or otherwise) of Ding Dong, taken as a whole, or (c) change by Ding Dong in accounting methods or principles used for financial reporting purposes, except as required by a change in generally accepted accounting principles and concurred with by Ding Dong’s independent certified public accountants.

3.10.

Real Property.  Currently, there are no real properties owned by nor leased to Ding Dong.

3.11.

Tangible Personal Property.  Ding Dong has good and marketable title to all tangible personal property it purports to own as of the date of the Latest Reviewed Financial Statements (except for personal property sold or otherwise disposed of since the date of the Latest Reviewed Financial Statements in the ordinary course of business), free and clear of all mortgages, liens, encumbrances, claims or restrictions other than (i) liens for current taxes not due and payable or being contested in good faith by appropriate proceedings, (ii) liens imposed by law and incurred in the ordinary course of business for obligations not yet due to carriers, warehousemen, laborers, materialmen and the like, and (iii) mortgages, liens, encumbrances, claims or restrictions, if any, that do not materially detract from or interfere with the present use or value of such personal property.

3.12.

Intellectual Property Rights.  Schedule 3.12 contains a list of all patents, trademarks, trade names, corporate names, service marks, computer software, customer lists, processes, know-how and trade secrets (collectively, the “Intellectual Property”) used in or necessary for the conduct of the business of Ding Dong as currently conducted.  Ding Dong owns, or is licensed to use, all of the Intellectual Property.  No claim has been asserted or threatened by any person with respect to the use of such Intellectual Property or challenging or questioning the validity or effectiveness of any such license or plan with respect thereto, and the use of such Intellectual Property by Ding Dong do not infringe on the rights of any other person.

3.13.

Taxes.

(a)

Ding Dong has filed all material returns, declarations, reports, claims for refund, or information returns or statements relating to any Federal, State, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, custom duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty or addition thereto whether disputed or not (individually, a “Tax” and, collectively, “Taxes”), and further including any schedule or attachment thereto, and any amendment thereof, that Ding Dong was required to file under any Federal, State, local, or foreign laws (individually, a “Tax Return” and, collectively, “Tax Returns”).  All such Tax  Returns were correct and complete in all material respects.  All Taxes owed by Ding Dong has been paid when due or adequate provision has been made therefore in the applicable financial statements.  There are no security interests or liens on any of the assets or the stock or other securities of Ding Dong that arose in connection with any failure (or alleged failure) to pay any Tax.

(b)

Ding Dong has withheld and paid all Taxes required by law to have been withheld and paid in connection with amounts paid or owing to any employee, commissioned agent, creditor, stockholder, or other third party.

(c)

There is no dispute or claim concerning any Tax liability of, or attributable to, Ding Dong has (including, without limitation, any dispute or claim with respect to any jurisdiction in which Ding Dong does not currently file Tax Returns) either (i) claimed or raised by any authority in writing, or (ii) as to which Ding Dong or any Exchanging Stockholder has knowledge.

(d)

Ding Dong has not waived nor extended any statute of limitations in respect of any assessment or collection of Taxes or any alleged, proposed or actual deficiency in Taxes or agreed to any extension of time with respect to the filing of any Tax Return.

(e)

Ding Dong has not filed any consent under Section 341(f) of the Internal Revenue Code (the “Code”).

(f)

Ding Dong has not made any payments, or is obligated to make payments, and is not a party to any plan that under certain circumstances could obligate it to make any payments that will not be deductible under Section 280G of the Code.

(g)

Ding Dong has no liability for the Taxes of any person or entity other than Ding Dong (i) under Section 1.1502-6 of the Treasury Regulations (or any similar provision of State, local or foreign law), (ii) as a transferee or successor, (iii) by contract, or (iv) otherwise.

3.14.

Litigation.  There is no legal, administrative, arbitration or other proceeding, suit, claim or action of any nature or investigation, review or audit of any kind pending or threatened against or involving Ding Dong or its assets or properties.

3.15.

Employee Benefit Plans.  Ding Dong has no employee benefit plans.

3.16.

Accounts Receivable.  All accounts receivable that are reflected on the Latest Reviewed Financial Statements or that have arisen since the date of the Latest Reviewed Financial Statements (except such accounts receivable as have been collected since the Latest Reviewed Financial Statements) in excess of reserves for doubtful accounts are valid and enforceable claims and arise out of bona fide transactions in the ordinary course of business in conformity with the applicable purchase orders, plans and specifications.  Such accounts receivable are subject to no valid defenses or offsets, except such discounts as are customarily offered to customers in the ordinary course of business and routine customer complaints or warranty demands that are not material in nature.

3.17.

Inventory.  All inventory of Ding Dong, whether reflected on the Latest Reviewed Financial Statements or otherwise, consists of a quality and quantity usable and salable in the ordinary course of business.  The value of all items of obsolete inventory and of inventory of below standard quality has been written down to realizable market value, and the value at which such inventory is carried reflects Ding Dong’s normal inventory valuation policy of stating its inventory at the lower of cost or market value, in each case in accordance with generally accepted accounting principles.

3.18.

Brokers or Finders.  Ding Dong and the Exchanging Stockholders have engaged no broker, agent, finder or investment advisor in connection with the transactions contemplated by this Plan, and no broker, agent or finder is entitled to any brokerage or finder’s fee or other commission in respect of this Plan or the transactions contemplated hereby.

3.19.

Employees.

(a)

No executive, key employee or group of employees has any plans to terminate employment with Ding Dong or any of the Subsidiaries.

(b)

Ding Dong is not a party to or bound by any collective bargaining plan.  Ding Dong has not experienced any strikes, grievances, claims of unfair labor practices or other collective bargaining  disputes since the organization of Ding Dong.

(c)

Ding Dong is not a party to, and/or is bound by, any employment contract with any of its employees.

3.20.

Contracts and Commitments; No Default.  Ding Dong:

(a)

has no written or oral contract, commitment, agreement or arrangement with any person which (A) requires payments individually in excess of Twenty Five Thousand Dollars ($25,000) annually or in excess of One Hundred Thousand Dollars ($100,000) over its term (including without limitation periods covered by any option to extend or renew by either party) and (B) is not terminable on thirty (30) days’ or less notice without cost or other Liability;

(b)

does not pay any person or entity cash remuneration at the annual rate (including without limitation guaranteed bonuses) of more than Fifty Thousand ($50,000) for services rendered;

(c)

is not restricted by Plan from carrying on its businesses or any part thereof anywhere in the world or from competing in any line of business with any person or entity;

(d)

is not subject to any obligation or requirement to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any person or entity;

(e)

is not party to any plan, contract, commitment or loan to which any of its directors, officers or shareholders or any Affiliate (or former Affiliate) thereof is a party;

(f)

is not subject to any outstanding sales or purchase contracts, commitments or proposals which is anticipated to result in any loss upon completion or performance thereof;

(g)

is not party to any purchase or sale contract or Plan that calls for aggregate purchases or sales in excess over the course of such contract or Plan of One Hundred Thousand Dollars ($100,000) or which continues for a period of more than twelve months (including without limitation periods covered by any option to renew or extend by either party) which is not terminable on sixty (60) days’ or less notice without cost or other Liability at or any time after the Closing; and

(h)

has no distributorship, dealer, manufacturer’s representative, franchise or similar sales contract relating to the payment of a commission.

3.21.

Full Disclosure.  No representations or warranties made by Ding Dong and the Exchanging Stockholders in this Plan, in any of the exhibits or schedules attached to this Plan, or in the schedules attached hereto, or in any other statements furnished or to be furnished by Ding Dong and the Exchanging Stockholders to the Company pursuant to this Plan contains any untrue statement of a material fact or omits to state a material fact necessary to make any statement contained herein or therein not misleading.  Copies of all documents heretofore or hereafter delivered or made available to the Company by Ding Dong and the Exchanging Stockholders pursuant hereto were or will be complete and accurate records of such documents.

4.

Representations, Warranties and Covenants of the Company.  The Company represents, warrants and covenants to Ding Dong and each of the Exchanging Stockholders as follows.

4.1.

Organization and Good Standing.  The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to enter into and perform its obligations under this Plan.

4.2.

Capitalization.  The authorized capital stock of the Company consists of 20,000,000 shares of Common Stock, $0.001 par value, of which no shares are issued and outstanding.  All issued and outstanding shares of Common Stock immediately prior to the Closing are duly authorized, validly issued, fully paid and nonassessable.  Immediately prior to the Closing, there were no outstanding options, warrants, rights, subscriptions, calls, contracts or other Plans to issue, purchase or acquire, or securities convertible into, shares of capital stock or other securities of any kind representing an ownership interest in the Company.

4.3.

Authority Relative to this Plan.  The Company has all requisite corporate power and authority, to enter into and to carry out all of the terms of the Documents.  All corporate action on the part of the Company necessary for the authorization, execution, delivery and performance of the Documents by the Company has been taken and no further authorization on the part of the Company is required to consummate the transactions provided for in the Documents.  When executed and delivered by the Company, the Documents shall constitute the valid and legally binding obligation of the Company, enforceable in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency reorganization and moratorium laws and other laws affecting enforcement of creditor’s rights generally and by general principles of equity.

4.4.

No Default or Legal Restrictions.  The Company is not in violation of its articles of incorporation, bylaws or other governing documents.  The Company is not in default under, or in breach of any term or provision of, any contract, Plan, lease, license, commitment, mortgage, indenture, bond, note, instrument or other obligation where such default or breach would have a material adverse effect on the Company, taken as a whole.  The execution and delivery of this Plan by the Company and the consummation of the transactions contemplated hereby do not and will not violate the articles of incorporation, bylaws or other governing documents of the Company, and, except where any such conflict, breach, default or violation would not have a material adverse effect on the Company, taken as a whole, the execution and delivery of this Plan by the Company and the consummation of the transactions contemplated hereby do not and will not (a) conflict with or result in any breach of (or create in any party the right to accelerate, terminate, modify or cancel) any terms, conditions or provisions of, or constitute a default under, or require the consent of any party to, or result in the imposition of any lien or encumbrance upon any asset or property of the Company pursuant to the terms and conditions of, any contract to which the Company is now a party or by which any of them or any of their respective properties, assets or rights may be bound or affected, (b) violate any provision of any law, rule or regulation of any administrative agency or governmental body, or any order, writ, injunction or decree of any court, administrative agency, governmental body or arbitrator, or (c) require any filing with, or license, permit, consent or other governmental approval of, any federal, state or local governmental body or governmental agency (including, without limitation, the Securities and Exchange Commission, other than the filing of a Form D and similar state securities laws filings).

4.5.

Compliance with Law.  The Company is not in violation of any federal, state, local or foreign law, ordinance, regulation, judgment, decree, injunction or order of any court or other governmental entity.

4.6.

SEC Reports.  The Company is a development stage corporation and has not filed any reports with the SEC.

4.7.

Absence of Material Adverse Changes.  Since its inception, there has not been any (a) material adverse change in the business, operations, properties, condition (financial or otherwise) of the Company, (b) damage, destruction or loss, whether covered by insurance or not, materially and adversely affecting the business, properties or condition (financial or otherwise) of the Company, taken as a whole, or (c) change by the Company in accounting methods or principles used for financial reporting purposes, except as required by a change in generally accepted accounting principles and concurred with by the Company’s independent certified public accountants.

4.8.

Taxes.

(a)

The Company has filed, or will file, all Tax Returns relating to any Tax.  All such Tax Returns were, or will be, correct and complete in all material respects.  All Taxes owed by the Company have been paid when due or adequate provision has been made therefore in the applicable financial statements.  There are no security interests or liens on any of the assets or the stock or other securities of the Company that arose in connection with any failure (or alleged failure) to pay any Tax.

(b)

The Company has withheld and paid all Taxes required by law to have been withheld and paid in connection with amounts paid or owing to any employee, commissioned agent, creditor, stockholder, or other third party.

(c)

There is no dispute or claim concerning any Tax liability of, or attributable to, the Company (including, without limitation, any dispute or claim with respect to any jurisdiction in which the Company does not currently file Tax Returns) either (i) claimed or raised by any authority in writing, or (ii) as to which the Company has knowledge.

(d)

The Company has not waived or extended any statute of limitations in respect of any assessment or collection of Taxes or any alleged, proposed or actual deficiency in Taxes or agreed to any extension of time with respect to the filing of any Tax Return.

(e)

The Company has not filed a consent under the Code.

(f)

The Company has not made any payments, nor is it obligated to make payments, and is not a party to any Plan that under certain circumstances could obligate it to make any payments that will not be deductible under Section 280G of the Code.

(g)

The Company does not have any liability for the Taxes of any person or entity other than the Company (i) under Section 1.1502-6 of the Treasury Regulations (or any similar provision of State, local or foreign law), (ii) as a transferee or successor, (iii) by contract, or (iv) otherwise.

4.9.

Litigation.  There is no legal, administrative, arbitration or other proceeding, suit, claim or action of any nature or investigation, review or audit of any kind pending or threatened against or involving the Company or its assets or properties.

4.10.

Contracts and Commitments; No Default.  The Company:

(a)

has no written or oral contract, commitment, Plan or arrangement with any person which (A) requires payments individually in excess of Twenty Five Thousand Dollars ($25,000) annually or in excess of One Hundred Thousand Dollars ($100,000) over its term (including without limitation periods covered by any option to extend or renew by either party) and (B) is not terminable on thirty (30) days’ or less notice without cost or other liability;

(b)

does not pay any person or entity cash remuneration at the annual rate (including without limitation guaranteed bonuses) of more than Fifty Thousand ($50,000) for services rendered;

(c)

is not restricted by Plan from carrying on its businesses or any part thereof anywhere in the world or from competing in any line of business with any person or entity;

(d)

is not subject to any obligation or requirement to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any person or entity;

(e)

is not party to any Plan, contract, commitment or loan to which any of its directors, officers or shareholders or any Affiliate (or former Affiliate) thereof is a party;

(f)

is not subject to any outstanding sales or purchase contracts, commitments or proposals which is anticipated to result in any loss upon completion or performance thereof;

(g)

is not party to any purchase or sale contract or Plan that calls for aggregate purchases or sales in excess over the course of such contract or Plan of One Hundred Thousand Dollars ($100,000) or which continues for a period of more than twelve months (including without limitation periods covered by any option to renew or extend by either party) which is not terminable on sixty (60) days’ or less notice without cost or other Liability at or any time after the Closing; and

(h)

has no distributorship, dealer, manufacturer’s representative, franchise or similar sales contract relating to the payment of a commission.

4.11

Brokers or Finders.  The Company has not dealt with any broker or finder in connection with the transactions contemplated hereby.  The Company has not incurred, nor shall it incur, directly or indirectly, any liability for any brokerage or finders’ fees, agent commissions or any similar charges in connection with this Plan or any transaction contemplated hereby.

4.12

Full Disclosure.  No representations or warranties made by the Company in this Plan, in any of the exhibits or schedules attached to this Plan, or in the schedules attached hereto, or in any other statements furnished or to be furnished by the Company to Ding Dong and the Exchanging Stockholders pursuant to this Plan contains any untrue statement of a material fact or omits to state a material fact necessary to make any statement contained herein or therein not misleading.  Copies of all documents heretofore or hereafter delivered or made available to Ding Dong and the Exchanging Stockholders pursuant hereto were or will be complete and accurate records of such documents.

5.

Deliveries at Closing.

5.1

Company’s Deliveries at Closing.  At the Closing, the Company shall deliver or cause to be delivered to Ding Dong and the Exchanging Stockholders all of the following:

(a)

Certificates representing the Company Shares, registered in the names of the Exchanging Stockholders;

(b)

A certificate of an officer of the Company, in a form and substance reasonably acceptable to Ding Dong, dated as of the Closing Date, certifying that (i) all representations and warranties of the Company made herein are true and correct as of the Closing Date; and (ii) the Company has performed and complied in all material respects with all Plans, covenants, obligations and conditions required by this Plan to be performed or complied with by the Company on or prior to the Closing.

(c)

Certified resolutions of the Board of Directors of the Company authorizing the consummation of the transactions contemplated by this Plan;

(d)

Written resignations of the officers of the Company effective as of the Closing Date in form satisfactory to Ding Dong and the Exchanging Stockholders;

(e)

A form of Amendment (as defined in Section 6.1);

(f)

A Form D pursuant to Regulation D promulgated under the Securities Act, the filing of which will be effected within fifteen (15) days of the Closing;

(g)

Any notices of sales required to be filed with the applicable federal and state agencies, which will be filed within the applicable periods therefor;

(h)

A certificate of good standing of the Company from the State of Delaware as of the most recent practicable date; and

(i)

Such other documents and instruments as shall be reasonably necessary to effect the transactions contemplated hereby.

5.2.

Exchanging Stockholders’ and Ding Dong’s Deliveries at Closing.  At the Closing, the Exchanging Stockholders shall deliver or cause to be delivered to the Company all of the following:

(a)

Original certificates representing Ding Dong Shares to be exchanged pursuant to this Plan;

(b)

Stock Assignments Separate from Certificate in the form and substance satisfactory to the Company and duly executed by each of the Exchanging Stockholders regarding Ding Dong Shares;

(c)

A certificate of an officer of Ding Dong, in a form and substance reasonably acceptable to the Company, dated as of the Closing Date, certifying that (i) all representations and warranties of Ding Dong made herein are true and correct as of the Closing Date; and (ii) Ding Dong has performed and complied in all material respects with all Plans, covenants, obligations and conditions required by this Plan to be performed or complied with by Ding Dong on or prior to the Closing.

 (d)

Certified resolutions of the Board of Directors of Ding Dong authorizing the consummation of the transactions contemplated by this Plan;

(e)

A certificate of good standing of Ding Dong from the State of California as of the most recent practicable date; and

(f)

Such other documents and instruments as shall be reasonably necessary to effect the transactions contemplated hereby.

6.

Covenants.

6.1.

Filings; Consents; Removal of Objections.  Subject to the terms and conditions herein provided, the parties hereto will use their best efforts to take or cause to be taken all actions and do or cause to be done all things necessary, proper or advisable under applicable laws to consummate and make effective, as soon as reasonably practicable, the transactions contemplated hereby, including without limitation obtaining all consents of any person or entity, whether private or governmental, required in connection with the consummation of the transactions contemplated herein.  In furtherance, and not in limitation of the foregoing, it is the intent of the parties to consummate the transactions contemplated herein at the earliest practicable time, and they respectively agree to exert their best efforts to that end, including without limitation: (i) the removal or satisfaction, if possible, of any objections to the validity or legality of the transactions contemplated herein; and (ii) the satisfaction of the conditions to consummation of the transactions contemplated hereby.

6.2.

Further Assurances; Cooperation; Notification.

(a)

Each party hereto will, at and after the Closing, execute and deliver such instruments and take such other actions as the other party or parties, as the case may be, may reasonably require in order to carry out the intent of this Plan.  Without limiting the generality of the foregoing, at any time after the Closing, at the request of the Company and without further consideration, Ding Dong and the Exchanging Stockholders will execute and deliver such instruments of exchange, transfer, conveyance, assignment and confirmation and take such action as the Company may reasonably deem necessary or desirable in order to more effectively transfer, convey and assign to the Company, and to confirm the Company’s title to, Ding Dong Shares.

(b)

At all times from the date hereof until the Closing, each party will promptly notify the other in writing of the occurrence of any event which it reasonably believes will or may result in a failure by such party to satisfy the conditions and covenants specified in Articles 5 and 6 hereof.

6.3.

Public Announcements.  On or after the Closing Date, the Company and Ding Dong shall issue a press release (the “Press Release”) in a form and substance acceptable to both parties disclosing the execution of this Plan.  Other than the Press Release, none of the parties hereto will make any public announcement with respect to the transactions contemplated herein without the prior consent of the other parties, which consent will not be unreasonably withheld or delayed; provided, however, that any of the parties hereto may at any time make any announcements which are required by applicable law so long as the party so required to make an announcement promptly upon learning of such requirement notifies the other parties of such requirement and discusses with the other parties in good faith the exact proposed wording of any such announcement.

6.4.

Tax Matters; Cooperation and Records Retention.  Ding Dong and the Company will (i) each provide the other with such assistance as may reasonably be requested by any of them in connection with the preparation of any Tax Return, audit or other examination by any taxing authority or judicial or administrative proceedings relating to liability for Taxes, (ii) each retain and provide the other with any records or other information which may be relevant to such Tax Return, audit or examination, proceeding or determination, and (iii) each provide the other with any final determination of such audit or examination, proceeding or determination that affects any amount required to be shown on any Tax Return of the other for any period.  Without limiting the generality of the foregoing, Ding Dong and the Company will retain, until the applicable statutes of limitations (including all extensions) have expired, copies of all Tax Returns, supporting work schedules and other records or information which may be relevant to such Tax Returns for all Tax periods or portions thereof ending on or before the Closing and will not destroy or otherwise dispose of any such records without first providing the other party with a reasonable opportunity to review and copy the same.

7.

Survival and Indemnification.

7.1.

Survival.  The representations and warranties of each party hereto shall survive the execution of and delivery of this Plan and the consummation of the transactions contemplated hereby and the same shall be effective for a period of one (1) year from the Closing Date and no longer.  The covenants and Plans contained in this Plan shall survive the execution and delivery of this Plan and the consummation of the transactions contemplated hereby and the same shall be effective in accordance with their respective terms.

7.2.

Mutual Indemnification.  Subject to the limitations set forth in this Article 7, each party each agrees to indemnify and save harmless each other party from and against any and all losses, liabilities, expenses (including, without limitation, reasonable fees and disbursements of counsel), claims, liens, damages or other obligations whatsoever (collectively,

“Claims”) that may actually and reasonably be payable by virtue of or which may actually and reasonably result from the inaccuracy of any of their respective representations or the breach of any of their respective warranties, covenants or Plans made in this Plan or in any certificate, schedule or other instrument delivered pursuant to this Plan; provided, however, that no claim for indemnity may be made hereunder if the facts giving rise to such Claim were in writing and known to the party seeking indemnification hereunder, such facts constituted a breach of the conditions to closing of the party seeking indemnification and the party seeking indemnification elected in any event to consummate the transactions contemplated by this Plan.  In addition, to the extent that applicable insurance coverage is available and paid to the party seeking indemnification hereunder with respect to the Claim for which indemnification is being sought, such amounts of insurance actually paid shall be deducted from the amount of the Claim for which indemnification may be sought hereunder and the indemnified party may recover only the amount of the loss actually suffered by the party to be indemnified.  To the extent that such insurance payment is received subsequent to payment by the indemnifying party hereunder, the indemnified party shall reimburse the indemnifying party, up to the amount previously paid by the indemnifying party, for the amount of such insurance payment.

7.3.

Procedures for Indemnification.  Each party agrees to give each other party prompt written notice of any event or assertion of which it has knowledge concerning any such Claim and as to which it may request indemnification hereunder, and each party will cooperate with the other in determining the validity of any such Claim.  The indemnifying party hereunder shall have the right to participate in, or control the defense of (with counsel reasonably satisfactory to the indemnified party), any such Claim for which indemnification has been requested hereunder.  Each party agrees not to settle or compromise any such Claim without the prior written consent of each other party.  The giving of notice to the indemnifying party as provided herein and the opportunity to participate or control the defense of the Claim for which indemnification is sought shall be a prerequisite to any obligation of the indemnifying party to indemnify the indemnified party hereunder.  Following indemnification as provided hereunder, the indemnifying party shall be subrogated to all rights of the indemnified party against all other parties with respect to the Claim for which indemnification has been made.

7.4.

Limitations on Indemnification.  Notwithstanding the provisions of Section 7.2 hereof, no claim for indemnification by any party hereunder may be made unless the amount of the Claim for which indemnification is sought exceeds $25,000.  The maximum aggregate liability of Ding Dong and the Exchanging Stockholders to the Company for all claims arising under the Documents shall equal the product of (i) the number of Company Shares and (b) the average of the per share closing price of the Common Stock for the five-day period preceding the day on which the liability becomes payable.  In no event will the aggregate amount payable by the Company pursuant to this Article 7 exceed $500,000.

8.

Miscellaneous.

8.1.

Cumulative Remedies.  Any person having any rights under any provision of this Plan will be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Plan, and to exercise all other rights granted by law, which rights may be exercised cumulatively and not alternatively.

8.2.

Successors and Assigns.  Except as otherwise expressly provided herein, this Plan and any of the rights, interests or obligations hereunder may not be assigned by any of the parties hereto. All covenants and Plans contained in this Plan by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective permitted successors and assigns of the parties hereto whether so expressed or not.

8.3.

Severability.  Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan or the other documents.

8.4.

Counterparts.  This Plan may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts when taken together will constitute one and the same Plan.

8.5.

Entire Plan.  This Plan constitutes the entire Plan and understanding of the parties with respect to the subject matter thereof, and supersedes all prior and contemporaneous Plans and understandings.

8.6.

Expenses and Attorney Fees.  The Company, Ding Dong and the Exchanging Stockholders shall each pay all of their respective legal and due diligence expenses in connection with the transactions contemplated by this Plan, including, without limiting the generality of the foregoing, legal and accounting fees.

8.7.

Waiver of Conditions.  At any time or times during the term hereof, the Company may waive fulfillment of any one or more of the conditions to its obligations in whole or in part, and Ding Dong or the Exchanging Stockholders may waive fulfillment of any one or more of the foregoing conditions to their obligation, in whole or in part, by delivering to the other party a written waiver or waivers of fulfillment thereof to the extent specified in such written waiver or waivers.  Any such waiver shall be validly and sufficiently authorized for the purposes of this Plan if, as to any party, it is authorized in writing by an authorized representative of such party.  The failure of any party hereto to enforce at any time any provision of this Plan shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Plan or any part hereof or the right of any party thereafter to enforce each and every such provision.  No waiver of any breach of this Plan shall be held to constitute a waiver of any other or subsequent breach.

8.8.

Law Governing.  This Plan shall be construed and interpreted in accordance with and governed and enforced in all respects by the laws of the State of Delaware.

8.9

Disputed Matters.  Except as otherwise provided in this Plan, each party hereby agrees that any suit, action or proceeding arising out of or relating to this Plan shall be brought in either the United States District Court for the District of New Jersey or a Superior Court of the State of New Jersey in the County of Bergen, and the parties hereby irrevocably and unconditionally submit to the jurisdiction of such courts.  The parties hereby agree to waive trial by jury in any such suit, action or proceeding.  The parties irrevocably waive and agree not to raise any objection any of them might now or hereafter have to the bringing of any such suit, action or proceeding in any such court including, without limitation, any objection that the place where such court is located is an inconvenient forum.  Each party agrees that any judgment or order against that party in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon that party and consents to any such judgment or order being recognized and enforced in the courts of its jurisdiction of incorporation or organization or any other courts, by registration or entry of such judgment or order, by a suit, action or proceeding upon such judgment or order, or any other means available for enforcement of judgments or orders.

8.10.

Attorneys’ Fees.  If any action at law or in equity is necessary to enforce or interpret the terms of this Plan, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and disbursements in addition to any other relief to which such party may be entitled.

8.11.

Delivery by Fax.  Delivery of an executed counterpart of the Plan or any exhibit attached hereto by facsimile transmission shall be equally as effective as delivery of an executed hard copy of the same.  Any party delivering an executed counterpart of this Plan or any exhibit attached hereto by facsimile transmission shall also deliver an executed hard copy of the same, but the failure by such party to deliver such executed hard copy shall not affect the validity, enforceability or binding nature effect of this Plan or such exhibit.

8.12.

Gender Neutral Pronouns.  All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the referenced person, persons, entity or entities may require.

IN WITNESS WHEREOF, each of the parties to this Plan has executed or caused this Plan to be executed as of the date first above written.

TERRA MEDIA, LTD.,

A Delaware corporation

By:

Thomas Monahan, President

DING DONG SCHOOL, LTD.,

A New Jersey corporation

By:

Thomas Monahan, President

EXHIBIT A

EXCHANGING STOCKHOLDERS

Shareholders

Shares

_s/Liliya Abdullayeya_

Liliya Abdullayeva

1,000

__s/Jennifer Adler____

Jennifer Adler

1,000

__s/Bolivar Alvarez___

Bolivar Alvarez

1,000

_s/Dezso Arpad______

Dezso Arpad

5,000

_s/Sophia Yeh Chen___

Sophia Yeh Chen

and

5,000

_s/Thomas Y. Chen____

Thomas Y. Chen

_s/Irina Chernikina_____

Irina Chernikina

201,000

_s/Hyeong Taek Choi___

Hyeong Taek Choi

1,000

__s/Andrew Eracleous___

Andrew Eracleous

10,000

_s/Bradley Fidler____

Bradley Fidler

1,000

_s/Roger L. Fidler____

Roger L. Fidler

101,000

_s/Marija Galic______

201,000

Marija Galic

_s/Lioudmela Giebeniouk__

Lioudmela Giebeniouk

1,000

__s/Gustav Grabscheid___

Gustav Grabscheid

1,000

__s/Inna Kadaev_____

Inna Kadaev

1,000

__s/Olga Kapanina___

Olga Kapanina

201,000

__s/Thomas Monahan__

Thomas Monahan

10,000,000

__s/Barbara Mostoff____

Barbara Mostoff

1,000

__s/Jozefa Mul_______

Jozefa Mul

1,000

__s/Steve Saltman___

Steve Saltman

51,000

__s/Esther Schumann__

Esther Schumann

201,000

__s/Joshua Shainberg_

Joshua Shainberg

5,000

__s/Dzulyeta Shvartsman__

Dzulyeta Shvartsman

1,000

_s/Glenn Stryker_______

Glenn Stryker

1,000

__s/Robert Sullivan____

Robert Sullivan

101,000

__s/Charlotte Swint__

Charlotte R. Swint

125

__s/Dr. John Swint____

Dr.  John Swint

2,500

__s/John W. Swint II____

John W. Swint, II

125

__s/Marie F. Swint_______

Marie F. Swint

            125

__s/Concepcion Vargas____

Concepcion Vargas

51,000

_s/Vanessa Welch__________

Vanessa Welch

125

___s/Dr. Michael Martin_____

6,500

Medical Infared Imaging, Inc.

DING DONG DISCLOSURE SCHEDULE

3.12.

Intellectual Property Rights - None. However, the Company is in the process of applying for a trademark on “Learning is Basic” and copyrights of its proprietary educational software for content only, not source code.